UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04632

                           THE NEW GERMANY FUND, INC.
               (Exact name of registrant as specified in charter)



                       345 PARK AVENUE, NEW YORK, NY 10154
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (800) 443-6918
                                                          ----------------


                               Bruce A. Rosenblum
                     Deutsche Deutsche Bank Securities, Inc.


                       60 WALL STREET, NEW YORK, NY 10005
               (Address of principal executive offices) (Zip code)



                         Date of fiscal year end: 12/31

                       Date of reporting period: 12/31/04

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------
THE FUND

The New Germany Fund, Inc. is a non-diversified, actively-managed Closed-End Fund listed on the New York Stock Exchange with the symbol "GF". The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER  INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The   foregoing    information    is   also   available   on   our   Web   site:
www.newgermanyfund.com.

--------------------------------------------------------------------------------
THERE ARE THREE CLOSED-END FUNDS INVESTING INEUROPEAN EQUITIES MANAGED BY WHOLLY-OWNED SUBSIDIARIES OF THEDEUTSCHE BANK GROUP:

o The Germany Fund, Inc.--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).

o The New Germany Fund, Inc.--investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o The Central Europe and Russia Fund, Inc.--investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.
--------------------------------------------------------------------------------
15495

                                 [LOGO OMITTED]
                                THE NEW GERMANY
                                   FUND, INC.

                                 ANNUAL REPORT

                               DECEMBER 31, 2004

                                 [LOGO OMITTED]


                                 THE NEW GERMANY
                                   FUND, INC.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                February 4, 2005
   Dear Shareholders,
   We are pleased to report that for the fiscal year ended December 31, 2004, The New Germany Fund's total return based on net asset value was 24.44%, while the fund's benchmark, the Midcap Market Performance Index, rose 23.46% during the same period1. The fund's total return based on its share price was 30.50% in USD terms. Please see page 2 for the fund's standardized performance as of December 31, 2004.
   The strong performance of The New Germany Fund occurred in a year marked by significant global growth, although energy prices put a damper on the strong upturn in the second half of 2004. The United States and the emerging-market economies will likely remain the main engines of growth in 2005, while Euroland will continue to lag. In 2004, German gross domestic product (GDP) grew in nonworking-day-adjusted terms by 1.7% year-over-year, the strongest rate since 2000. The main pillar of growth was export industries, but the domestic economy also contributed slightly to overall GDP growth in 2004. Consumption was again a drag on overall growth, as private consumption failed to rise for the third year in a row. But investment in machinery and equipment rose in 2004. Corporate profits have also developed favorably, and the ratio between corporate profits and investment in machinery and equipment rose significantly to a new all-time high in the last few quarters. In the past such a development usually pointed to dynamic growth in investment. Despite a real effective exchange rate appreciation in 2004, German companies lost almost no export market share, which is a good indication of their strong competitiveness. According to German economics minister Clement, the economic recovery could broaden and deepen in 2005. His optimism is supported by relatively positive survey data on the German economy, which also has helped to boost public sentiment about the country's economic prospects.
   The German Midcap Market Index has beaten the performance of the German Large Cap Index now for four years in a row. A large part of The New Germany Fund's outperformance relative to its benchmark occurred in the first and fourth quarters of 2004. The fund benefited from its exposure to the banks and financials sector, especially through its positions in Grenkeleasing and Hypo Real Estate Holding. In the consumer and retail sector, the fund benefited from its long-term holding in Puma, despite the poor retail environment. In addition, the fund benefited by not holding Karstadt Quelle, the worst performer of the German Midcap Market Index in 2004. The fund's holdings in the industrials sector (Rheinmetall, Sartorius) also contributed to the fund's relative outperformance. There was a large discrepancy among German mid caps between the performance of classic sectors and that of technology-related sectors, and although we were underweight the latter, our holdings in technology stocks (Suess MicroTec, IDS Scheer) impacted the fund's performance. Recently, The New Germany Fund established an overweight in the telecommunications service sector by increasing our position in Mobilcom.
   After four years of outperformance for the German mid-cap market, it might be more difficult for small and medium caps to outperform again in 2005. This makes it even more crucial to emphasize stock selection to concentrate on small- and mid-cap companies that offer strong earnings growth, have unique business models and enjoy good market positions. We are continuing to position the New Germany Fund to take advantage of factors such as financial strength, good dividend yields, and the continued growth we expect to see in the global economy well into 2005.
   The fund continued its open-market purchases of its shares, buying 1,245,300 shares during the fiscal year. The New Germany Fund's discount to net asset value averaged 17.38% during the year ended December 31, 2004, compared with 19.29% for the previous fiscal year.

---------
1Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment. Index returns assume reinvested dividends and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

   Sincerely,

   /S/Christian Strenger /S/Julian Sluyters
   --------------------- ------------------
   Christian Strenger    Julian Sluyters
   Chairman              President and Chief Executive Officer
--------------------------------------------------------------------------------
  FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT
                             WWW.NEWGERMANYFUND.COM
--------------------------------------------------------------------------------

FUND HISTORY AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment returns and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.newgermanyfund.com for the product's most recent performance.

TOTAL RETURNS:

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                            -------------------------------------------------------------------------
                                               2004            2003            2002            2001            2000
                                            ----------       --------        --------        --------        --------
Net Asset Value (a) ...................       24.44%          93.07%        (39.60)%        (35.68)%       (11.46)%
Market Value ..........................       30.50%         102.42%        (39.52)%        (33.86)%       (14.35)%
Benchmark .............................       23.46% 1        78.56% 2      (37.58)% 3      (33.46)% 4     (16.13)% 4

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividend and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.


---------
 (1) Represents the Midcap Market Performance Index.***
 (2) Represents an arithmetic composite consisting of 75% MDAX*/25% NEMAX 50** from 1/1/03-3/31/03 and 100% Midcap Market Performance Index from 4/1/03-12/31/03.
 (3) Represents 60% MDAX/40% NEMAX 50 for 1/1/02-8/31/02 and 75% MDAX/25% NEMAX 50 for 9/1/02-12/31/02.
 (4) Represents 60% MDAX/40% NEMAX 50.
    *MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange.
   **NEMAX 50 is  comprised of the 50 largest  technology  issues from the Prime
     Segment that are ranked below the DAX.
  ***Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX**** issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment.
 ****TecDax is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.
Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risk including the loss of principal.

This Fund is not diversified and primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

--------------------------------------------------------------------------------

STATISTICS:
Net Assets ......................................................  $265,809,789
Shares Outstanding ..............................................    25,280,425
NAV Per Share ...................................................        $10.51

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

RECORD                   PAYABLE                                          ORDINARY           LT CAPITAL
  DATE                    DATE                                             INCOME               GAINS             TOTAL
-------                 --------                                          --------           ----------           ------
12/22/04                12/31/04 .....................................         $0.23             $  --             $0.23
05/06/04                05/14/04 .....................................         $0.05             $  --             $0.05
12/22/03                12/31/03 .....................................        $0.022             $  --            $0.022
07/24/03                07/30/03 .....................................        $0.003             $  --            $0.003
11/20/00                11/29/00 .....................................         $0.01             $1.30             $1.31
09/01/00                09/15/00 .....................................         $0.07             $0.35             $0.42

OTHER INFORMATION:
NYSE Ticker Symbol ........................................................................................           GF
NASDAQ Symbol .............................................................................................        XGFNX
Dividend Reinvestment Plan ................................................................................          Yes
Voluntary Cash Purchase Program ...........................................................................          Yes
Annual Expense Ratio (12/31/04)* ..........................................................................        1.24%

---------
*Represents  expense  ratio  before  custody  credits.   Please  see  "Financial
Highlights" section of this report.

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 2004 (AS A % OF PORTFOLIO)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Mortgage Bankers (7.6%)
Services - Information Retrieval Services (2.6%)
Pharmaceutical Preparations (8.7%)
Cement (4.8%)
Accident & Health Insurance (3.6%)
Guided Missiles & Space Vehicles (7.9%)
Rubber & Plastic Footwear (4.7%)
Carburetors, Pistons, Piston Rings (2.8%)
National Commercial Banks (7.0%)
General Industrial Machinery & Equipment (3.8%)
Heavy Construction (2.3%)
Electronic Computers (3.3%)
Chemicals & Allied Products (3.1%)
Telephone and Communications (2.8%)
Other (32.1%)
Wholesale-Drugs Proprietaries & Druggists Sundries (2.9%)

10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2004 (AS A % OF PORTFOLIO)
--------------------------------------------------------------------------------

 1     European Aeronautic Defense                   7.9
 2.    Hypo Real Estate Holding                      7.6
 3.    Depfa Bank Plc                                5.5
 6.    Merck KGaA                                    4.8
 5.    HeidelbergCement                              4.8
       4.1

 6.    Puma                                          4.7
 7.    Hannover Rueckversicherungs                   3.6
 8.    K + S                                         3.1
 9.    Celesio                                       2.9
10.    Rheinmetall                                   2.8


Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

   QUESTION: GERMAN ECONOMIC GROWTH IS EXPECTED TO LAG THE REST OF EUROPE THIS YEAR. WHAT IS THE RATIONALE FOR INVESTORS TO PUT THEIR MONEY IN GERMANY?

   ANSWER: Although Germany is expected to grow at a slower rate than the rest of Europe in 2005, there are signs that the economic situation in Germany is stabilizing. For example, retail sales finally returned to positive territory at the end of 2004, indicating that domestic demand may pick up in 2005. In addition, the ZEW index, which measures economic growth expectations, has recently reversed its downward trend, signaling increased optimism. Nonetheless, the overall economic picture for Germany remains mixed. However, global growth is expected to continue at a strong pace this year and, as the world's leading exporter, Germany stands to continue benefiting from this growth. (1) With often more than 50% of their revenues coming from overseas, German companies offer investors an effective means to reap the benefits of strong global growth. This is evidenced by the fact that, despite modest domestic economic performance, the German markets performed well relative to other markets last year, finishing 2004 at the highs of the year.

   QUESTION: YOU MENTIONED GERMANY'S POSITION AS THE WORLD'S LEADING EXPORTER. WHICH SECTORS OF THE COUNTRY'S EXPORT-DRIVEN ECONOMY WILL BE AFFECTED THE MOST BY CONTINUED WEAKNESS OF THE DOLLAR?

   ANSWER: German companies lost almost no export market share in 2004 despite a 3.8% appreciation of the real effective exchange rate. While the continued appreciation of the euro in 2005 may finally begin to affect German companies, this impact will be limited due to the fact that more than 40% of German exports remain within the Eurozone. While potential effects vary even within sectors, depending on an individual company's currency exposure, the automotive sector is likely to be the most negatively affected by continued dollar weakness. Chemicals, pharmaceuticals and industrials may also be adversely affected. Consumer retail companies, on the other hand, are well-positioned to benefit from the weaker dollar. In particular, companies that produce goods in Asian countries with dollar-pegged currencies will benefit from reduced operating expenses.

   QUESTION: THE GERMAN GOVERNMENT LAUNCHED THE LATEST PHASE OF ITS LABOR-MARKET REFORMS ON JANUARY 1, 2005. HOW QUICKLY ARE THE REFORMS EXPECTED TO HAVE AN IMPACT ON UNEMPLOYMENT, WHICH ROSE AGAIN IN 2004?

   ANSWER: The goal of the German government's Hartz IV labor-market reform is to encourage unemployed citizens to re-enter the workforce. As part of the plan, unemployment and welfare benefits have been combined into a single benefit category, effectively reducing the number of people eligible to receive benefits and thereby providing an incentive for those people to find jobs. Changes in the criteria for who is counted as unemployed under the new program are expected to have a negative short-term effect on unemployment figures. For example, a significant number of welfare recipients who were not previously counted as unemployed will now be counted as such. Thus, unemployment figures for the early part of 2005 could increase to around 5 million, though this will not necessarily reflect a real deterioration in the labor market. In addition, a new measure of German unemployment will be released by the Federal Statistical Office beginning in March 2005 that should conform to standards of measurement currently used in the United States. The new statistic is expected to describe a lower level of unemployment than the current government figures reflect. In summary, 2005 will be a transition year for the German labor market in terms of both data measurement and real progress toward reducing unemployment. While the reforms are not expected to produce a significant reduction in unemployment levels this year, they should gain traction as the year progresses.

   QUESTION:  GERMANY HAS CONTINUALLY  EXCEEDED THE 3% OF GROSS DOMESTIC PRODUCT
(GDP) BUDGET DEFICIT LIMIT IMPOSED ON EUROPEAN UNION MEMBER STATES AS PART OF THE STABILITY AND GROWTH PACT. THERE ARE INDICATIONS THAT MEMBER STATES MAY FAIL TO REIN IN THE BUDGET DEFICIT AGAIN IN 2005. WHAT ARE THE RAMIFICATIONS IF GERMANY DOES NOT RECTIFY THIS SITUATION?

   ANSWER: In theory, a fine of not more than 0.5% of GDP per year could be levied for failure to meet this provision of the pact. However, a number of steps must occur before a fine can be imposed. First, the Commission must notify the member state that it has an excessive deficit (Germany was so notified in January 2003) and recommend corrective actions for the member state to undertake. The Commission subsequently reviews the situation to determine whether the government has taken sufficient steps to address its deficit level. If the Commission decides that the member state has failed to take adequate corrective measures, the member state may be sanctioned in the form of a non-interest-bearing deposit. The member state has two years from that point to correct the excessive deficit. On December 14, 2004, the Commission concluded that Germany has taken action to correct its excessive deficit by 2005, and therefore, no movement to impose sanctions has been taken at this time.

Sandra M. Schaufler, Chief Investment Officer of the New Germany Fund, Inc.

----------
(1) Source: World Trade Organization, 2003.

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

ECONOMIC OUTLOOK
   In 2005, the pace of growth looks set to be similar to that in 2004. Despite recent concerns that German economic growth will slow in 2005, Germany is not expected to fall back into stagnation. Rather, gross domestic product (GDP) growth is likely to consolidate at a low level. The economic environment will be more challenging than in 2004, as the world economy will likely slow down somewhat in 2005 and the euro should continue to appreciate. These two factors will probably hamper the contribution to domestic growth of German exports, which had a banner year in 2004, rising 10% and boosting the country's trade surplus to a record high.
   In contrast to 2004, contributions from the domestic economy and net exports will be more balanced, as domestic demand is poised to contribute a greater share of GDP growth in 2005. Overall, disposable income could grow 1.3% in 2005 (just as in 2004). As inflation seems likely to slow, real disposable income growth should accelerate to 0.8%, up from 0.2% in 2004. Private consumption, which declined for the third straight year in 2004, is expected to rise moderately this year and should be boosted by a reduced tax rate.
   Investment in machinery and equipment was up significantly in the third quarter of 2004 (4.1% quarter-on-quarter). The phase of weakness since the fourth quarter of 2001 seems to have ended, as there are some signs of continued growth in investment in machinery and equipment in the next few quarters. Corporate profits have developed favorably, growing at a non-seasonally adjusted rate of 10.7% in 2004. With data on industrial capital stock suggesting that there is significant need of replacement investment, corporate profits should enable such spending. Taking into account an expected decline in construction investment, overall investment may rise by as much as 2.4% year-on-year due to the favorable trend in investment in machinery and equipment.
   At its first meeting of the year, the European Central Bank (ECB) kept interest rates unchanged at 2%. We believe that rates will remain stable in the coming months and that the next rate move will be a hike. In our view, the ECB is likely to begin raising rates by 0.25% per quarter later in the year, ultimately aiming for a more neutral rate of 3% by mid-2006.

SPECIAL CONSIDERATIONS
   The observations in this letter reflect our own opinions and are based on our own analysis, and others may have different opinions. Events may not transpire as we or they currently expect. Also, while economic events can influence broad market trends, political, monetary and other factors are also relevant to stock performance. In any event, investment results will depend on our success in identifying individual stocks, which are influenced by many factors beyond general economic matters. We cannot predict investment results or whether they will be successful.

DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE            DURING PAST FIVE YEARS             OTHER DIRECTORSHIPS HELD BY DIRECTOR
--------------------           ----------------------             ------------------------------------

John Bult, 68 (1)(2)           Chairman, PaineWebber              Director, The Germany Fund, Inc. (since 1986) and
    Class II                   International (since 1985)         The Central Europe and Russia Fund, Inc. (since
                                                                  1990). Director, The Greater China Fund, Inc. (closed
                                                                  end fund).

Ambassador                     Chairman, Diligence LLC, for-      Director, The Germany Fund, Inc. (since 2000) and
    Richard R. Burt, 58 (1)(3) merly IEP Advisors, Inc. (infor-   The Central Europe and Russia Fund, Inc. (since
    Class I                    mation collection, analysis,       2000), as well as other funds in the Fund Complex as
                               consulting andintelligence)        indicated. Board Member, IGT, Inc. (gaming technolo-
                               (since 1998). Chairman of the      gy) (since 1995). Board Member, Hollinger
                               Board, Weirton Steel Corp.         International (printing and publishing) (since 1995).
                               (1996-2004). Partner, McKinsey     Board Member, HCL Technologies, Inc. (information
                               & Company (1991-1994). U.S.        technology and product engineering) (since 1999).
                               Ambassador to the Federal          Member, Textron Corporation International Advisory
                               Republic of Germany (1985-         Council (aviation, automotive, industrial operations
                               1989).                             and finance) (since 1996). Director, UBS family of
                                                                  Mutual Funds.

John H. Cannon, 62 (1)         Consultant (since 2002); Vice      Director of Central Europe and Russia Fund, Inc.
    Class II                   President and Treasurer Venator    (since 2004). The Germany Fund, Inc. (since 2004).
                               Group/Footlocker Inc. (footwear
                               retailer) (until 2001).

Richard Karl Goeltz, 62        Consultant.  Vice Chairman         Independent Non-Executive Director of Aviva plc
    Class I                    and Chief Financial  Officer of    (financial services), Director of Federal Home Loan
                               American  Express Co. (1996-       Mortgage Corp. ("Freddie Mac") and The Warnaco
                               2000);  Group Chief Financial      Group Inc.; Member of the Court of Governors and the
                               Officer and Member of the          Council  of the London School of Economics and
                               Board of Directors of              Political Science.
                               National Westminster Bank
                               Plc. (1992-1996).

                                        7

DIRECTORS OF THE FUND (CONTINUED)
--------------------------------------------------------------------------------

                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE            DURING PAST FIVE YEARS             OTHER DIRECTORSHIPS HELD BY DIRECTOR
--------------------           ----------------------             ------------------------------------

Dr. Franz Wilhelm Hopp, 62     Former Member of the Boards        Chairman of the Supervisory Board of Ideenkapital
    Class III                  of Management of ERGO              Media Finance. Member of the Supervisory Boards of
                               Versicherungsgruppe AG,            Jenoptik, AG; TMW Immobilien AG; Oesterreichische
                               ERGO Europa                        Volksbanken; KarastadtQuelle Bank GmbH; GFKL
                               Beteiligungsgesellschaft AG,       Financial Services AG; MEAG Munich ERGO
                               and ERGO International AG          Kapitalanlagegesellschaft mbH; Internationales
                               (insurance) (over five years);     Immobilieninstitut GmbH; TMW Real Estate Group
                               Member of the Boards of            L.P., and Victoria Volksbanken, Oesterreich. Member
                               Management of VICTORIA             of the Administrative Boards of Frankfurter Volksbank
                               Holding, VICTORIA                  and HSBC Trinkaus & Burkhardt. Member of the
                               Lebensversicherung AG, VIC-        Advisory Boards of Dresdner Bank AG; EnBW
                               TORIA Versicherung AG,             Energie Baden-Wuerttemberg AG; Falke Bank AG;
                               VICTORIA International,            Landeskreditbank Baden-Wuerttemberg; Millenium
                               VICTORIA Ruckversicherung          Entertainment Partners L.P. and MPE Hotel, LLC.
                               AG and D.A.S. Versicherungs-
                               AG. (insurance)

Ernst-Ulrich Matz, 70          Consultant. Vice Chairman of       Member of the District Advisory Board of Gerling-
    Class III                  the Supervisory Boards of          Konzern  (until 2002); Chairman of the Rumanian  Group
                               Bopp & Reuther AG (valve,          in the German  East-West  Trade  Committee  (until 2002);
                               control, measurement and           Member of Advisory  Council of Peters  Associates AG.
                               safety technology) (until          Member of Advisory Council of Herder GmbH & Co.
                               2001). Chief Financial Officer     KG; Member of Supervisory Board of Photon AG.
                               and member of the Board of         Member of the District Advisory Board of Deutsche
                               Directors of IKWA                  Bank AG, Mannheim (until 1999).
                               Aktiengesellschaft (produc-
                               tion and manufacturing tech-
                               nology) (1978 until 2000).
                               Member of the Supervisory
                               Boards of Ex-Cell-O AG
                               (machine tool and system
                               manufacturer) (until 2001)
                               and ARO SA (until 2000)
                               (resistance welding).

                                        8

DIRECTORS OF THE FUND (CONTINUED)
--------------------------------------------------------------------------------

                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE            DURING PAST FIVE YEARS             OTHER DIRECTORSHIPS HELD BY DIRECTOR
--------------------           ----------------------             ------------------------------------

Christian H. Strenger,         Director (since 1999) and          Director, The Germany Fund, Inc. (since 1986) and
   61 (1)(2)                   Managing  Director  (1991-1999)    The Central Europe and Russia Fund, Inc. (since
    Class I                    of DWS Investment GmbH             1990). Member, Supervisory Board, Fraport AG (inter-
                               (investment management).           national airport business). Board member, Incepta PLC
                                                                  (media and advertising).

Dr. Frank Tromel, 68           Deputy Chairman of the             None.
    Class III                  Supervisory Board of DEL-
                               TON AG (strategic manage-
                               ment holding company
                               operation in the pharmaceuti-
                               cal, household products, logis-
                               tics and power supply sectors)
                               (since 2000). Member (since
                               2000) and Vice-President
                               (since 2002) of the German
                               Accounting Standards Board;
                               Chairman of the Board of
                               Managing Directors of DEL-
                               TON AG (1990-1999);
                               Chairman of the Board of
                               Managing Directors of AL
                               TANA AG (1987-1990) (man-
                               agement holding company for
                               pharmaceutical and chemical
                               operation) and Member of the
                               Board (1977-1987).

                                        9

DIRECTORS OF THE FUND (CONTINUED)
--------------------------------------------------------------------------------

                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE            DURING PAST FIVE YEARS             OTHER DIRECTORSHIPS HELD BY DIRECTOR
--------------------           ----------------------             ------------------------------------

Robert H. Wadsworth,           President, Robert H. Wadsworth     Director, The Germany Fund, Inc. (since 1986) and
   65 (1) (4)                  Associates, Inc. (consulting firm) The Central Europe and Russia Fund, Inc. (since 1990)
    Class I                    (May 1983-present). Formerly,      as well as other funds in the Fund Complex as indicat-
                               President and Trustee, Trust for   ed.
                               Investment Managers (registered
                               investment companies) (April
                               1999-June 2002). President,
                               Investment Company Admin-
                               istration, L.L.C. (January 1992(5)-
                               July 2001). President, Treasurer
                               and Director, First Fund
                               Distributors, Inc. (mutual fund
                               distribution) (June 1990-January
                               2002). Vice President,
                               Professionally Managed Portfolios
                               (May 1991-January 2002) and
                               Advisors Series Trust (registered
                               investment companies) (October
                               1996-January 2002).

Werner Walbrol, 67 (1)         President and Chief Executive      Director, The Germany Fund, Inc. (since 1986) and
    Class II                   Officer, The European              The Central Europe and Russia Fund, Inc. (since
                               American Chamber of                1990). Director, TUV Rheinland of North America,
                               Commerce, Inc. Senior              Inc. (independent testing and assessment services).
                               Adviser, Coudert Brothers          President and Director, German-American Partnership
                               LLP. Formerly, President and       Program (student exchange programs). Director, AXA
                               Chief Executive Officer, The       rt Insurance Corporation (fine art and collectible
                               German American Chamber            Ainsurer).
                               of Commerce, Inc.

                                       10

DIRECTORS OF THE FUND (CONTINUED)
-------------------------------------------------------------------------------------------------------------------

                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE            DURING PAST FIVE YEARS             OTHER DIRECTORSHIPS HELD BY DIRECTOR
--------------------           ----------------------             ------------------------------------

Peter Zuhlsdorff, 64           Managing Director of               Chairman of the Supervisory Board, GfK AG, Merck
    Class II                   Tengelmann                         KGaA and Escada AG; Member of the Supervisory
                               Unternehmensgruppe (since          Board, Deutz AG, Kaisers Tengelmann AG and TV
                               1998); Deutsche Industrie          Loonland AG; Member of the Advisory Board,
                               Holding (holding company)          Tengelmann Verwaltungs-und Beteiligungsgesellschaft
                               (since 1997),                      GmbH.
                               Bewerbungskomitee Leipzig
                               2012 GmbH, and PZ Sportpark
                               GmbH (since 1996).

------------
Each has served as a Director of the Fund since the Fund's inception in 1990 except for Mr. Wadsworth, Dr. Hopp, Mr. Matz, Mr. Zuhlsdorff, Ambassador Burt and Mr. Walbrol who were elected to the Board on June 19, 1992, June 18, 1993, June 29, 1995, June 20, 1997, April 23, 2004 and April 23, 2004, respectively. The term of office for Directors in Class I expires at the 2007 Annual Meeting, Class II expires at the 2005 Annual Meeting and Class III expires at the 2006 Annual Meeting.

 (1) Indicates that Messrs. Bult, Burt, Cannon, Walbrol, Wadsworth and Strenger each also serve as a Director of The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas, Inc. acts as manager.
 (2) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities Inc., a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Werpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank AG and because of his ownership of Deutsche Bank AG shares.
 (3) Indicates that Messr. Burt also serves as Director/Trustee of the following open-end investment companies: Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder Investment Portfolios, Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Investments VIT Funds, Scudder MG Investments Trust, Scudder Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Cash Reserves Fund, Inc. and Scudder RREEF Securities Trust. They also serve as Directors of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc., closed-end investment companies. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp, each an indirect wholly-owned subsidiary of Deutsche Bank AG.
 (4) Indicates that Messr. Wadsworth also serves as Director/Trustee of the following investment companies: Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder Equity Trust, Scudder Focus Value Plus Growth Fund, Scudder Growth Trust, Scudder High Yield Series, Scudder Investors Trust, Scudder New Europe Fund, Inc., Scudder State Tax-Free Income Series, Scudder Strategic Income Series, Scudder Strategic Income Fund, Scudder Target Fund, Scudder Technology Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Value Series, Inc., Scudder Variable Series II, Cash Account Trust, Cash Equivalent Fund, Investors Cash Trust, Scudder Municipal Cash Fund, Scudder Portfolios, Tax-Exempt California Money Market Fund, Scudder Money Funds, Scudder Yieldwise Funds, Scudder High Income Trust, Scudder Intermediate Government Trust, Scudder Multi-Market Income Trust, Scudder Municipal Income Trust, Scudder Strategic Income Trust, and Scudder Strategic Municipal Income Trust.
 (5) Inception date of corporation which was predecessor to the LLC.

OFFICERS OF THE FUND
------------------------------------------------------------------------------------------------------------------------------------

NAME, AGE                           PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------                      ------------------------------------------------------

Julian Sluyters, 44                 Managing Director, Deutsche Asset Management (since May 2004); President and
   President and Chief              Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc.,
   Executive Officer                The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea
                                    Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund,
                                    Inc. (since May 2004); President and Chief Executive Officer, UBS Fund
                                    Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice
                                    President and Director of Mutual Fund Operations (1991 to 1998) UBS Global
                                    Asset Management.
Paul H. Schubert, 42                Managing Director, Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer             Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
                                    of Funds at UBS Global Asset Management (1994-2004).
Sandra M. Schaufler, 37             Director, Deutsche Asset Management (2004-present); Director of Equity Sales,
Chief Investment Officer (1)        HVB Capital Markets (2001- 2003); Portfolio Manager, Deutsche Asset Management
                                    (1997-2001).
Vincent J. Esposito, 48             Managing Director, Deutsche Asset Management (2003 to present). Formerly,
Vice President                      Managing Director and Head of Relationship Management, Putnam Investments
                                    (March  1999-2003) and Managing Director and National Sales Manager, Putnam Investments
                                    (March 1997-March 1999).
Charles A. Rizzo, 47                Managing Director, Deutsche Asset Management (since April 2004). Formerly,
Treasurer                           Director, Deutsche Asset Management (April 2000-March 2004); Vice President
                                    and Department Head, BT Alex. Brown Incorporated (now Deusche Bank Securities
                                    Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers
                                    LLP) (1993-1998).
Kathleen Sullivan D'Eramo, 47       Director, Deutsche Asset Management (2002 to present). Formerly Senior Vice
Assistant Treasurer                 President, Zurich Scudder Investments (2000-2002); Vice President, Zurich
                                    Scudder Investments and its predecessor companies (1995-2000).
Bruce A. Rosenblum, 44              Director of Deutsche Asset Management (2002 to present); prior thereto, Vice
Secretary                           President of Deutsche Asset Management (2000-2002); and partner with the law firm of
                                    Freedman, Levy, Kroll & Simonds (1997-2000).

---------
Each also serves as an Officer of The Germany Fund, Inc. and The Central Europe and Russia Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

 (1) Since June 1, 2004.

SHARES REPURCHASED AND ISSUED
--------------------------------------------------------------------------------

   The Fund has been purchasing shares of its common stock in the open market. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal years ended December 31,                2004            2003            2002            2001            2000
                                            -----------     -----------     -----------     -----------     -----------
Shares repurchased                           1,245,300       1,079,300        870,500        1,276,000       2,285,900
Shares issued for dividend reinvestment         81,662          35,920             --               --       3,197,345

PRIVACY POLICY AND PRACTICES
--------------------------------------------------------------------------------
   We never sell customer lists or information about individual clients (stockholders). We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.
   In the normal course of business, we may obtain information about stockholders whose shares are registered in their names. For purposes of these policies, "clients" means stockholders of the Fund. (We generally do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street" name," such as through brokers or banks.) Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information may be shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing the client's account with us. The organizations described above that receive client information may only use it for the purpose designated by the Fund.
   We may also disclose nonpublic personal information about clients to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm from such activity.

PROXY VOTING
--------------------------------------------------------------------------------
   A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site -- www.newgermanyfund.com or on the SEC's Web site -- www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

CERTIFICATIONS
--------------------------------------------------------------------------------
   The Fund's chief executive officer has certified to the New York Stock Exchange that, as of July 21, 2004, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's chief executive officer and chief financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

2004 U.S. TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
   The Fund paid foreign taxes of $459,972 and earned $2,460,190 of foreign source income year during the year ended December 31, 2004. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.02 per share as foreign taxes paid and $.10 per share as income earned from foreign sources for the year ended December 31, 2004.
   For Federal income tax purposes, the Fund designates $3,700,000, or the maximum amount allowable under tax law, as qualified dividend income.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                           VALUE
-------------           -----------                        -------------

INVESTMENTS IN GERMAN SECURITIES--85.0%
            COMMON STOCKS--75.5%
            ACCIDENT & HEALTH INSURANCE--3.6%
  241,800   Hannover Ruckversicherungs ..................  $  9,468,979
                                                           ------------
            BEET SUGAR--1.8%
  230,000   Sudzucker ...................................     4,793,230
                                                           ------------
            BUSINESS SERVICES--1.4%
  100,000   Techem* .....................................     3,643,617
                                                           ------------
            CEMENT--4.8%
  210,235   HeidelbergCement ............................    12,685,796
                                                           ------------
            COMMUNICATIONS
              SERVICES--2.2%
  215,000   United Internet .............................     5,842,387
                                                           ------------
            COMPUTER PROGRAMMING
              SERVICES--0.6%
   50,000   Software AG* ................................     1,620,899
                                                           ------------
            COMPUTER RELATED SERVICES--
              0.8%
   90,000   Bechtle .....................................     2,016,589
                                                           ------------
            ELECTRONIC COMPONENTS &
              ACCESSORIES--0.5%
  110,000   Balda .......................................     1,269,069
                                                           ------------
            ELECTRONIC COMPUTERS--3.2%
  542,720   Kontron* ....................................     4,989,863
   53,700   Leoni .......................................     3,657,238
                                                           ------------
                                                              8,647,101
                                                           ------------
            FINANCIAL SERVICES--1.8%
  116,500   AWD Holding .................................     4,887,487
                                                           ------------
            GENERAL INDUSTRIAL
              MACHINERY & EQUIPMENT--
              2.4%
   80,000   Iwka ........................................     2,200,064
  355,000   MG Technologies* ............................     4,202,010
                                                           ------------
                                                              6,402,074
                                                           ------------
            HEAVY CONSTRUCTION--2.3%
  147,200   Bilfinger Berger ............................     6,065,160
                                                           ------------
            INFORMATION RETRIEVAL
              SERVICES--0.8%
   80,000   Freenet.de ..................................     2,064,944
                                                           ------------
            INSURANCE AGENTS, BROKERS &
              SERVICE--0.9%
  120,000   MLP .........................................  $  2,384,765
                                                           ------------
            INVESTORS--0.8%
   30,000   MPC Munchmeyer
              Peterson Capital ..........................     2,255,638
                                                           ------------
            CHEMICALS &
              ALLIED PRODUCTS--3.1%
  155,000   K + S .......................................     8,255,008
                                                           ------------
            MACHINERY, EQUIPMENT, AND
              SUPPLIES--1.3%
   29,754   Krones ......................................     3,506,881
                                                           ------------
            MISCELLANEOUS WOOD
              PRODUCTS--0.6%
  140,000   Pfleiderer* .................................     1,618,992
                                                           ------------
            MORTGAGE BANKERS--7.5%
  480,000   Hypo Real Estate Holding* ...................    19,941,144
                                                           ------------
            NATIONAL COMMERCIAL
              BANKS--1.5%
   90,000   Deutsche Postbank* ..........................     3,984,142
                                                           ------------
            PHARMACEUTICAL
              PREPARATIONS--8.6%
  184,000   Merck KGaA ..................................    12,686,708
  105,000   Schwarz Pharma ..............................     4,762,583
  200,000   Stada Arzneimittel ..........................     5,418,434
                                                           ------------
                                                             22,867,725
                                                           ------------
            PRINTING TRADES MACHINERY &
              EQUIPMENT--1.0%
   79,000   Heidelberger Druckmaschinen* ................     2,690,147
                                                           ------------
            PUMP AND PUMPING
              EQUIPMENT--1.1%
   65,234   Pfeiffer Vacuum Technology ..................     2,932,223
                                                           ------------
            RADIOTELEPHONE
              COMMUNICATIONS--1.2%
   72,460   Funkwerk ....................................     3,211,625
                                                           ------------
            RETAIL-MISCELLANEOUS RETAIL
              STORES--1.9%
  144,625   Douglas Holding .............................     5,121,837
                                                           ------------
            RUBBER & PLASTIC FOOTWEAR--
              4.7%
   45,000   Puma ........................................    12,399,877
                                                           ------------

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                           VALUE
-------------           -----------                        -------------

            SERVICES-COMMERCIAL PHYSICAL
              & BIOLOGICAL RESEARCH--0.9%
  160,000   GPC Biotech* ................................  $  2,294,866
                                                           ------------
            SERVICES-COMPUTER RENTAL &
              LEASING--1.0%
   56,689   Grenkeleasing ...............................     2,690,981
                                                           ------------
            SERVICES-INFORMATION
              RETRIEVAL SERVICES--2.6%
  509,200   T-Online International* .....................     6,824,840
                                                           ------------
            SERVICES-NONPHYSICAL
              RESEARCH--0.9%
   58,720   GFK .........................................     2,291,499
                                                           ------------
            SPECIAL INDUSTRY
              MACHINERY--0.8%
  271,600   Suss MicroTec* ..............................     2,075,399
                                                           ------------
            STEEL WORKS, BLAST FURNACES
              & ROLLING & FINISHING
              MILLS--1.9%
  260,000   Salzgitter ..................................     5,046,581
                                                           ------------
            TELEPHONE AND
              COMMUNICATIONS--2.7%
  320,000   Mobilcom ....................................     7,279,062
                                                           ------------
            WHOLESALE-DRUGS
              PROPRIETARIES & DRUGGISTS
              SUNDRIES--2.9%
   94,000   Celesio .....................................     7,661,758
                                                           ------------
            WHOLESALE-MEDICAL DENTAL &
              HOSPITAL EQUIPMENT--1.4%
   33,161   Beiersdorf ..................................     3,866,432
                                                           ------------
              Total Common Stocks
              (cost $136,531,477) .......................   200,608,754
                                                           ------------
            PREFERRED STOCKS--9.5%
            CARBURETORS, PISTONS, PISTON
              RINGS--2.8%
  141,709   Rheinmetall .................................     7,412,038
                                                           ------------
            ELECTROMEDICAL &
              ELECTROTHERAPEUTIC
              APPARATUS--2.0%
   56,354   Fresenius ...................................     5,283,376
                                                           ------------
            GENERAL INDUSTRIAL MACHINERY
              & EQUIPMENT--1.4%
  184,800   Sartorius ...................................  $  3,836,153
                                                           ------------
            MEN'S AND BOYS SUITS AND
              COATS--1.6%
  130,000   Hugo Boss ...................................     4,338,288
                                                           ------------
            RETAIL-THEATRICAL
              PRODUCTIONS--1.7%
  238,400   Prosieben Sat.1 Media .......................     4,383,783
                                                           ------------
              Total Preferred Stocks
              (cost $10,260,922) ........................    25,253,638
                                                           ------------
              Total Investments in German
              Securities
              (cost $146,792,399) .......................   225,862,392
                                                           ------------

INVESTMENTS IN DUTCH COMMON
    STOCKS--8.7%
            GUIDED MISSILES & SPACE VEHICLES--7.8%
  710,000   European Aeronautic Defence .................    20,782,785
                                                           ------------
            SURGICAL & MEDICAL
              INSTRUMENTS AND
              APPARATUS--0.9%
  209,150   Qiagen* .....................................     2,293,310
                                                           ------------
              Total Investments in Dutch
              Common Stocks
              (cost $8,313,354) .........................    23,076,095
                                                           ------------

INVESTMENTS IN IRISH COMMON STOCK--5.4%
            NATIONAL COMMERCIAL BANKS--
              5.4%
  860,000   Depfa Bank Plc
              (Cost $5,139,861) .........................    14,466,864
                                                           ------------
            Total Investments--99.1%
              (cost $160,245,614) .......................  $263,405,351
            Cash and other assets in excess
              of liabilities--0.9% ......................     2,404,438
                                                           ------------

            NET ASSETS--100.0% ..........................  $265,809,789
                                                           ============

---------
* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $160,245,614) ..............................................................   $263,405,351
Cash and foreign currency (cost $2,860,682) ............................................................      2,905,311
Foreign withholding tax refund receivable ..............................................................        140,798
Interest receivable ....................................................................................          4,859
Other assets ...........................................................................................         19,787
                                                                                                           ------------
   Total assets ........................................................................................    266,476,106
                                                                                                           ------------
LIABILITIES
Payable for shares repurchased .........................................................................         45,345
Management fee payable .................................................................................        252,994
Investment advisory fee payable ........................................................................        124,138
Distribution payable ...................................................................................        129,899
Accrued expenses .......................................................................................        113,941
                                                                                                           ------------
   Total liabilities ...................................................................................        666,317
                                                                                                           ------------
NET ASSETS .............................................................................................   $265,809,789
                                                                                                           ============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) ..............................................   $432,298,307
Cost of 9,468,916 shares held in treasury ..............................................................    (90,517,116)
Accumulated distributions in excess of net investment income ...........................................     (5,826,592)
Accumulated net realized loss on investments and foreign currency transactions .........................   (173,379,472)
Net unrealized appreciation of investments and foreign currency transactions ...........................    103,234,662
                                                                                                           ------------
Net assets .............................................................................................   $265,809,789
                                                                                                           ============
Net asset value per share ($265,809,789 / 25,280,425 shares of common stock issued and outstanding) ....         $10.51
                                                                                                                 ======


    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                             FOR THE
                                                                                                            YEAR ENDED
                                                                                                         DECEMBER 31, 2004
                                                                                                         -----------------
NET INVESTMENT INCOME (LOSS)
Investment income
   Dividends (net of foreign withholding taxes of $459,972) ............................................    $ 2,751,142
   Interest ............................................................................................         23,110
                                                                                                            -----------
Total investment income ................................................................................      2,774,252
                                                                                                            -----------
Expenses
   Management fee ......................................................................................      1,421,321
   Investment advisory fee .............................................................................        700,900
   Custodian and Transfer Agent's fees and expenses ....................................................        225,135
   Reports to shareholders .............................................................................        132,976
   Directors' fees and expenses ........................................................................        152,006
   Legal fee ...........................................................................................        223,184
   Audit fee ...........................................................................................         57,134
   NYSE listing fee ....................................................................................         28,395
   Miscellaneous .......................................................................................         18,897
                                                                                                            -----------
   Total expenses before custody credits* ..............................................................      2,959,948
   Less: custody credits ...............................................................................         (3,266)
                                                                                                            -----------
   Net expenses ........................................................................................      2,956,682
                                                                                                            -----------
Net investment loss ....................................................................................       (182,430)
                                                                                                            -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
   Investments .........................................................................................     24,740,586
   Foreign currency transactions .......................................................................        591,844
   Net increase in payments by affiliates and net gains (losses) realized on
     the disposal of investments in violation of restrictions ..........................................             --
Net unrealized appreciation during the period on:
   Investments .........................................................................................     26,261,612
   Translation of other assets and liabilities from foreign currency ...................................         30,366
                                                                                                            -----------
Net gain on investments and foreign currency transactions ..............................................     51,624,408
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................    $51,441,978
                                                                                                            ===========

-------------------------------------------------------------------------------------------
 *The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------

                                                                                       FOR THE            FOR THE
                                                                                      YEAR ENDED          YEAR ENDED
                                                                                   DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                                   -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss) ..................................................   $   (182,430)       $     84,327
   Net realized gain on:
     Investments .................................................................     24,740,586           6,515,137
     Foreign currency transactions ...............................................        591,844             762,211
   Net unrealized appreciation (depreciation) during the period on:
     Investments .................................................................     26,261,612         105,341,593
     Translation of other assets and liabilities from foreign currency ...........         30,366             (17,467)
                                                                                     ------------        ------------
   Net increase in net assets resulting from operations ..........................     51,441,978         112,685,801
                                                                                     ------------        ------------
Distributions to shareholders from:
   Net investment income (a) .....................................................     (7,100,126)           (663,763)
                                                                                     ------------        ------------

Capital share transactions:
   Net proceeds from reinvestment of dividends
     (81,662 and 35,920 shares, respectively) ....................................        556,116             257,191
   Cost of shares repurchased (1,245,300 and 1,079,300 shares, respectively) .....     (9,675,399)         (6,196,319)
                                                                                     ------------        ------------
   Net decrease in net assets from capital share transactions ....................     (9,119,283)         (5,939,128)
                                                                                     ------------        ------------
Total increase in net assets .....................................................     35,222,569         106,082,910

NET ASSETS
Beginning of period ..............................................................    230,587,220         124,504,310
                                                                                     ------------        ------------
End of period (including accumulated distributions in excess of net investment income of $5,826,592 and undistributed net investment income of
   $237,310 as of December 31, 2004 and December 31, 2003, respectively) .........   $265,809,789        $230,587,220
                                                                                     ============        ============

-----------
(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of ordinary income.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES
The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities principally trade would require adjustment to the closing market prices in order to reflect fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective settlement dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

CONTINGENCIES: In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

At  December  31,  2004,  the  Fund's   components  of  distributable   earnings
(accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income* .................................  $   3,421,072
Capital loss carryforward ......................................  $(172,136,000)
Net unrealized appreciation ....................................  $  92,668,817
*For tax  purposes short-term capital gains are considered ordinary income.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
                                                      YEARS ENDED DECEMBER 31
                                                      -----------------------
                                                          2004        2003
                                                         ------      ------
Distributions from ordinary income ..................  $7,100,126   $663,763

During the year ended December 31, 2004, the Fund reclassified permanent book and tax differences as follows:
                                                                      INCREASE
                                                                     (DECREASE)
                                                                     ----------
Undistributed net investment income ..............................   $1,218,654
Undistributed net realized gain on investments
  and foreign currency transactions ..............................   (1,218,654)

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL--DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------
NOTE 2. MANAGEMENT ANDINVESTMENT
        ADVISORY AGREEMENTS
The Fund had a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"). At its July 12, 2004 Board meeting, the Board approved transferring the Fund's management agreement with Deutsche Bank Securities Inc. to an affiliated company, Deutsche Investment Management Americas Inc. The transfer, which became effective September 1, 2004, does not involve any change in control or actual management of the investment manager, which will provide the same scope of services, will utilize the same people for work on Fund matters and will charge the same fees under the agreement. The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the year ended December 31, 2004, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .89% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES
For the year ended December 31, 2004, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $54,692 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the board determined were effected in compliance with the Fund's Rule 17e-1 procedures.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2003. This broker in turn paid a portion of its commissions to an affiliate of the Manager, which performed certain insurance brokerage services for the broker. The Manager has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Manager attributable to the premiums paid by the Fund. The amount for 2003 was $72.

For the year ended December 31, 2004, the Investment Adviser fully reimbursed the Fund $6,425 for a trading error that occurred during the fiscal year.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2004, were $138,199,285 and $155,352,893, respectively.

The cost of investments at December 31, 2004 was$170,736,534 for United States Federal income tax purposes. Accordingly, as of December 31, 2004, net unrealized appreciation of investments aggregated $92,668,817, of which $93,362,451 and $693,634 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2004 of approximately $172,136,000, of which $83,896,000 and $88,240,000 will expire in 2009 and 2010, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. CAPITAL
During the year ended December 31, 2004 and the year ended December 31, 2003, the Fund purchased 1,245,300 and 1,079,300 of its shares of common stock on the open market at a total cost of $9,675,399 and $6,196,319, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 16.9% and 17.7%, respectively. These shares are held in treasury. In addition, during the year ended December 31, 2004 the Fund reissued 81,662 shares held in treasury as part of the dividend reinvestment plan.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------------------------------
                                                  2004               2003               2002            2001             2000
                                                --------           --------           --------        ---------        ---------
Per share operating performance:
Net asset value:
Beginning of period .........................   $   8.72           $   4.53           $   7.50        $   11.66        $   15.07
                                                --------           --------           --------        ---------        ---------
Net investment income (loss) ................       (.01) (a)           .00               (.03)            (.01)            (.06)
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions    2.00              64.17              (2.97)           (4.22)           (1.60)
                                                --------           --------           --------        ---------        ---------
Increase (decrease) from investment operations      1.99               4.17              (3.00)           (4.23)           (1.66)
                                                --------           --------           --------        ---------        ---------
Increase resulting from share repurchases ...        .08                .05                .03              .07             .25
                                                --------           --------           --------        ---------        ---------
Distributions from net investment income ....       (.28)              (.03)                --               --               --
Distributions from net realized short-term
   capital gains ............................         --                 --                 --               --             (.08)
Distributions from net realized long-term
   capital gains ............................         --                 --                 --               --            (1.65)
                                                --------           --------           --------        ---------        ---------
Total distributions+ ........................       (.28)              (.03)                --               --            (1.73)
                                                --------           --------           --------        ---------        ---------
Dilution in net asset value from
   dividend reinvestment ....................        .00 (b)            .00 (b)             --               --             (.27)
                                                --------           --------           --------        ---------        ---------
Net asset value:
   End of period ............................   $  10.51           $   8.72           $   4.53        $    7.50        $   11.66
                                                ========           ========           ========        =========        =========
Market value:
   End of period ............................   $   9.05           $   7.16             $ 3.55        $    5.87        $   8.875
Total investment return for the period:++
Based upon market value .....................     30.50%            102.42%           (39.52)%         (33.86)%         (14.35)%
Based upon net asset value ..................     24.44%             93.07%           (39.60)%         (35.68)%         (11.46)%
Ratio to average net assets:
Total expenses before custody credits* ......      1.24%              1.40%              1.48%            1.25%            1.09%
Net investment income (loss) ................     (.08)%               .05%             (.46)%           (.06)%           (.40)%
Portfolio turnover ..........................     58.42%             86.07%             98.55%           86.65%           69.61%
Net assets at end of period (000's omitted) .   $265,810           $230,587           $124,504        $ 212,650        $ 345,589

------
(a) Based on average shares outstanding during the period.
(b) Amount is less than $.005 per share.
  + For U.S. tax purposes, total distributions consisted of:
       Ordinary income                             $(.28)             $(.03)                --               --           $ (.08)
       Long term capital gains                        --                 --                 --               --            (1.65)
                                                   -----              -----              -----          -------           ------
                                                   $(.28)             $(.03)                --               --           $(1.73)
                                                   -----              -----              -----          -------           ------
 ++ Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
 *  The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.24%, 1.39%, 1.47%, 1.25% and 1.08% for 2004, 2003, 2002, 2001
    and 2000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The New Germany Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Germany Fund, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 18, 2005

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
--------------------------------------------------------------------------------

   The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 9130, Boston, Massachusetts 02117 (telephone 1-800-437-6269). A shareholder should read the Plan brochure carefully before enrolling in the Plan.

   Under the Plan, participating shareholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

REINVESTMENT OF FUND SHARES. Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Plan Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

   Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan
Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Plan Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

   Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

   The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

   For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

VOLUNTARY CASH PURCHASES. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

   The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

ENROLLMENT AND WITHDRAWAL. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders may join the Plan by either enrolling their shares with the Plan Agent or by making an initial cash deposit of at least $250 with the Plan Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Plan Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Plan Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

   If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's written authorization, provided such authorization is received by the Plan Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

   If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

   A shareholder's written authorization and cash payment must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

   Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
--------------------------------------------------------------------------------

who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

AMENDMENT AND TERMINATION OF PLAN. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

   The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distri butions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

  EXECUTIVE OFFICES
  345 PARK AVENUE, NEW YORK, NY 10154

  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-GERMANY IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL LLP

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS
  CHRISTIAN H. STRENGER
  CHAIRMAN AND DIRECTOR

  JOHN A. BULT
  DIRECTOR

  RICHARD R. BURT
  DIRECTOR

  JOHN H. CANNON
  DIRECTOR

  RICHARD KARL GOELTZ
  DIRECTOR

  DR. FRANZ WILHELM HOPP
  DIRECTOR

  ERNST-ULRICH MATZ
  DIRECTOR

  DR. FRANK TROMEL
  DIRECTOR

  ROBERT H. WADSWORTH
  DIRECTOR

  WERNER WALBROL
  DIRECTOR

  PETER ZUHLSDORFF
  DIRECTOR

  JULIAN SLUYTERS
  PRESIDENT AND CHIEF EXECUTIVE OFFICER

  PAUL H. SCHUBERT
  CHIEF FINANCIAL OFFICER

  SANDRA M. SCHAUFLER
  CHIEF INVESTMENT OFFICER

  VINCENT J. ESPOSITO
  VICE PRESIDENT

  CHARLES A. RIZZO
  TREASURER

  KATHLEEN SULLIVAN D'ERAMO
  ASSISTANT TREASURER

  BRUCE A. ROSENBLUM
  SECRETARY

------------
35889 (2/05)

--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                              P.O. Box 642, OPS 22
                             Boston, MA 02117-0642
                              Tel. 1-800-437-6269
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MDAX, NEMAX 50 and Midcap Market Performance indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.
--------------------------------------------------------------------------------

                                 [LOGO OMITTED]
                                 --------------
                                       GF
                                     LISTED
                                     NYSE(R)
                                 --------------

                 Copies of this report, monthly fact sheets and
                      other information are available at:
                             www.newgermanyfund.com

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2004, The New Germany Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. Robert H. Wadsworth. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

                           THE NEW GERMANY FUND, INC.
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP ("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

------------------------------- --------------------- --------------------- ---------------------- -------------------
         Fiscal Year                                                                                      All
            Ended                Audit Fees Billed       Audit-Related       Tax Fees Billed to    Other Fees Billed
         December 31,                 to Fund         Fees Billed to Fund           Fund                to Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
2004                                  $54,900                  $0                  $6,700                  $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
2003                                  $51,164                  $0                  $9,267                  $0
------------------------------- --------------------- --------------------- ---------------------- -------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.


           SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND
                        AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.


------------------------------- --------------------- ---------------------- -------------------
         Fiscal Year               Audit-Related       Tax Fees Billed to           All
                                   Fees Billed to                            Other Fees Billed
                                    Adviser and            Adviser and         to Adviser and
            Ended                 Affiliated Fund        Affiliated Fund      Affiliated Fund
         December 31,            Service Providers      Service Providers    Service Providers
------------------------------- --------------------- ---------------------- -------------------
2004                                  $431,907                 $0                    $0
------------------------------- --------------------- ---------------------- -------------------
2003                                  $538,457                 $0                    $0
------------------------------- --------------------- ---------------------- -------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                 Total Non-Audit Fees
                                                 billed to Adviser and
                                                    Affiliated Fund
                                                   Service Providers      Total Non-Audit Fees
                                                  (engagements related     billed to Adviser
                                                    directly to the       and Affiliated Fund
                                 Total               operations and        Service Providers
                             Non-Audit Fees       financial reporting         (all other
       Fiscal Year           Billed to Fund           of the Fund)           engagements)         Total of (A), (B)
         Ended
      December 31,                 (A)                    (B)                     (C)                  and (C)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2004                             $6,700                    $0                  $253,272               $259,972
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2003                             $9,267                    $0                 $3,967,000             $3,976,267
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Richard Burt, John Cannon, Robert Wadsworth, and Werner Walbroel (Chairman).

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the advisor's general position on various proposals, such as:

         o Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

         o Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

         o Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

         o Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

-------------------------------------------------------------------------------------------------------------------------
                           (a)                 (b)                   (c)                          (d)
                           Total Number of     Average Price Paid    Total Number of              Maximum Number of
Period                     Shares Purchased*   per Share             Shares Purchased as          Shares that May Yet Be
                                                                     Part of Publicly Announced   Purchased Under the
                                                                     Plans or Programs            Plans or Programs
-------------------------------------------------------------------------------------------------------------------------
January 1 through January 31        186,500        $7.8487              n/a                            n/a
February 1 through February 29      230,000        $8.1017              n/a                            n/a
March 1 through March 31            274,400        $7.6104              n/a                            n/a
April 1 through April 30            139,900        $7.5584              n/a                            n/a
May 1 through May 31                 96,700        $7.0827              n/a                            n/a
June 1 through June 30               75,500        $7.4220              n/a                            n/a
July 1 through July 31               31,000        $7.5521              n/a                            n/a
August 1 through August 31           32,500        $7.1704              n/a                            n/a
September 1 through September 30     28,500        $7.4147              n/a                            n/a
Ocotber 1 through October 31         20,000        $7.8343              n/a                            n/a
November 1 through November 30       68,400        $8.2723              n/a                            n/a
December 1 through December 31       61,900        $8.9866              n/a                            n/a
-------------------------------------------------------------------------------------------------------------------------
Total                             1,245,300        $7.7695              n/a                            n/a
-------------------------------------------------------------------------------------------------------------------------

* All shares were purchased in open market transactions.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The New Germany Fund


By:                                 ___________________________
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The New Germany Fund

By:                                 ___________________________
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005



By:                                 ___________________________
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005